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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                 May 9, 1997



                              KNIGHT-RIDDER, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

FLORIDA                                 1-7553               No.  38-0723657
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
  of Incorporation)                   File Number)          Identification No.)

ONE HERALD PLAZA, MIAMI, FLORIDA                                   33132
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code            (305) 376-3800
                                                            -------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



                               Page 1 of 5 Pages

                        Exhibit Index Appears on Page 5



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Item 2            ACQUISITION OR DISPOSITION OF ASSETS.
                  -------------------------------------

                  On May 9, 1997, Knight-Ridder, Inc., a Florida corporation ("Registrant"), acquired all of the outstanding shares of common stock of ABC Media, Inc. ("Media"), a New York corporation, from ABC, Inc., a New York corporation ("Seller"), through the merger of KRI Media Acquisition, Inc. ("Merger Sub"), a New York corporation and a wholly-owned subsidiary of Registrant, with and into Media (the "Merger"), pursuant to the Acquisition Agreement, dated as of April 4, 1997, between Registrant and Seller, a copy of which is incorporated by reference into this Current Report on Form 8-K from Exhibit 2 to Registrant's Quarterly Report on Form 10-Q for the period ended March 30, 1997, and as set forth in the Agreement and Plan of Merger, dated as of May 9, 1997, among Media, Seller, Registrant and Merger Sub, a copy of which is attached as Exhibit 2.2 to this Current Report on Form 8-K. Pursuant to the Merger, Registrant issued 1,754,930 shares of its Series B Preferred Stock. At the effective time of the Merger, Media had $990 million of bank debt which was guaranteed by Registrant following the closing of the Merger.

                  Media owns four newspaper groups located in Belleville, Illinois, Kansas City, Missouri, Wilkes-Barre, Pennsylvania and Fort-Worth/Arlington, Texas. Registrant intends to continue to manage and operate Media (under its new name of Cypress Media, Inc.) as a newspaper company.






                              Page 2 of 5 Pages
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Item 7            FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  It is impracticable for Registrant to file the financial information of the business acquired hereunder at this time and such information will be filed by amendment to this Current Report on Form 8-K within sixty days from the date that is 15 days after the closing of the acquisition to which this Current Report on Form 8-K relates.

                  (b)      PRO-FORMA FINANCIAL INFORMATION

                  It is impracticable for Registrant to file the pro-forma financial information required hereunder at this time and such information will be filed by amendment to this Current Report on Form 8-K within sixty days from the date that is 15 days after the closing of the acquisition to which this Current Report on Form 8-K relates.

                  (c)      EXHIBITS

                  The Acquisition Agreement, dated as of April 4, 1997, by and between Registrant and Seller is incorporated by reference into this Current Report on Form 8-K from Exhibit 2 to Registrant's Quarterly Report on Form 10-Q for the period ended March 30, 1997.

                  Attached as Exhibit 2.2 to this Current Report on Form 8-K is the Agreement and Plan of Merger, dated as of May 9, 1997, among Media, Seller, Registrant and Merger Sub.



                               Page 3 of 5 Pages



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                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            KNIGHT-RIDDER, INC.
                                                (Registrant)




Date:   May 22, 1997                        By: /s/ Ross Jones
                                                ------------------------------
                                                Ross Jones
                                                Senior Vice President/Finance
                                                and Chief Financial Officer





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                                 EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION                                                 PAGE
-----------                -----------                                                 ----
     2.1                   Acquisition Agreement, dated as of April 4, 1997, by
                           and between Registrant and Seller is incorporated by
                           reference from Exhibit 2 to Registrant's Quarterly
                           Report on Form 10-Q for the period ended March 30,
                           1997.

     2.2                   Agreement and Plan of Merger, dated as of May 9, 1997,        6
                           among ABC Media, Inc., ABC, Inc., Knight-Ridder, Inc.
                           and KRI Media Acquisition, Inc.






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